UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

Brookfield Investment Funds

(Exact name of registrant as specified in charter)

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Name and address of agent for service)

(855) 777-8001

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)

2022

ANNUAL REPORT

SEPTEMBER 30, 2022

Center Coast Brookfield

Midstream Focus Fund

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Brookfield Public Securities Group LLC (the "Firm") is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $21 billion of assets under management as of September 30, 2022, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $750 billion of assets under management as of September 30, 2022. For more information, go to https://publicsecurities.brookfield.com/en.

Center Coast Brookfield Midstream Focus Fund (the "Fund") is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-244-4859 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
About Your Fund's Expenses	3
Management Discussion of Fund Performance	4
Portfolio Characteristics	12
Schedule of Investments	13
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	30
Liquidity Risk Management Program	31
Board Considerations Relating to the Investment Advisory Agreement	32
Information Concerning Trustees and Officers	36
Joint Notice of Privacy Policy	39

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for the Center Coast Brookfield Midstream Focus Fund ("the Fund") for the fiscal year ended September 30, 2022 ("the period").

The period was marked by rising commodity prices due to a variety of macroeconomic factors. The Russian invasion of the Ukraine highlighted the need for energy security throughout the world and put U.S. energy infrastructure back in the spotlight. The Alerian MLP Index and Alerian Midstream Energy Index rose, returning 19.56% and 11.73% respectively, for the period.

The end of 2021 began with headlines of a global energy supply crunch before giving way to the Omicron COVID-19 variant and renewed pandemic concerns. Perhaps the most notable theme was the high prices of natural gas overseas. In the United States, prices for natural gas were not nearly as high as overseas, yet they were markedly higher than in previous years. In response to high energy costs, in November, the Biden administration announced a coordinated release of crude oil from the U.S. Strategic Petroleum Reserve along with releases from other oil-consuming countries.

The Omicron variant, which emerged around Thanksgiving, did have a temporary but dramatic effect on crude oil prices and energy equities. Markets once again grappled with how to quantify the risk associated with an increasingly contagious variant while important details were still emerging.

In March 2022, the events in Ukraine brought the theme of energy security to the forefront globally. The responses by governments and corporations to enforce and/or comply with the wave of sanctions on Russian energy companies has exacerbated already tight supply-demand fundamentals that were largely expected to persist throughout 2022.

In March, the United States announced a joint Task Force with the European Commission to reduce Europe's dependence on Russian fossil fuels.1 On the export side, we saw serious discussions among U.S. LNG companies to increase export capacity. There has been a flurry of binding and non-binding agreements for U.S. LNG from yet-to-be-constructed facilities.

Towards the end of the period, recessionary concerns have been pushed to the forefront. Markets began to fear that lower economic and industrial activity could send energy demand lower and, in turn, negatively impact oil and gas stocks.

Amid (and perhaps despite) all of the macro noise, midstream industry operations continued to hum along smoothly throughout the period. Companies have largely completed deleveraging goals and have instituted a corporate finance model designed to maximize free cash flow and minimize reliance on external capital markets, while turning their focus to shareholder returns, highlighted by a growing and stable dividend. This is a compelling combination that energy infrastructure securities have not had during prior downcycles, and it should provide enhanced downside protection in a volatile market, in our view.

In addition to performance information and additional discussion on factors impacting the Fund, this report provides the Fund's audited inancial statements and schedule of investments as of September 30, 2022.

2022 Annual Report

LETTER TO SHAREHOLDERS (continued)

We welcome your questions and comments and encourage you to contact our Investor Relations team at
1-855-777-8001 or visit us at https://publicsecurities.brookield.com/en for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Center Coast Brookfield Midstream Focus Fund	Brookfield Public Securities Group LLP

1 https://www.whitehouse.gov/briefing-room/statements-releases/2022/03/25/fact-sheet-united-states-and-european-commission-announce-task-force-to-reduce-europes-dependence-on-russian-fossil-fuels/" 25 March 2022

Indices are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on September 30, 2022 and subject to change based on subsequent developments.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.

Brookfield Public Securities Group LLC

ABOUT YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders' reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

	Annualized Expense Ratio	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period (04/01/22– 09/30/22)(1)
Actual
Class A Shares	1.46%	$1,000.00	$896.80	$6.94
Class C Shares	2.21%	1,000.00	893.60	10.49
Class I Shares	1.21%	1,000.00	898.80	5.76
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.46%	1,000.00	1,017.75	7.38
Class C Shares	2.21%	1,000.00	1,013.99	11.16
Class I Shares	1.21%	1,000.00	1,019.00	6.12

(1)  Expenses are equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 183/365 (to reflect a six-month period).

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended September 30, 2022, the Fund's Class I shares had a total return of 8.78%, which assumes the reinvestment of distributions and is exclusive of brokerage commissions, outperforming the Alerian Midstream Energy Index (AMNA) and S&P 500 Index and underperforming the Alerian MLP Index (AMZ), which returned 11.73%, –15.47% and 19.56%, respectively.

MARKET OVERVIEW

Fiscal First Quarter (October – December 2021)

The fourth quarter of 2021 (the Fund's fiscal first quarter) began with headlines of a global energy supply crunch in October before giving way to the Omicron COVID-19 variant and renewed pandemic concerns in November. When the dust settled, the U.S. crude oil benchmark West Texas Intermediate (WTI) price was up by only 0.85% on the quarter, at $75.21 per barrel, after nearing $85 toward the end of October and $65 at the end of November. Midstream equities generated a similarly muted return in the quarter. The Alerian Midstream Energy Index (AMNA) and the Alerian MLP Index (AMZ) generated total returns of -0.35% and 0.55%, respectively.

The Omicron variant, which emerged around Thanksgiving, did have a temporary but dramatic effect on crude oil prices and energy equities. Markets once again grappled with how to quantify the risk associated with an increasingly contagious variant while important details were still emerging. Meanwhile, midstream companies posted another quarter of generally solid earnings results, with many companies continuing to generate excess cash flow after capital expenditures and distributions, directing that incremental cash flow toward debt paydown, share repurchases and distribution increases.

Fiscal First Quarter Performance Summary: Total Return

•  Focus Fund (CCCNX): +0.24%

•  Alerian MLP Index (AMZ) Index: +0.55%

•  Alerian Midstream Energy Index (AMNA) Index: -0.35%

•  S&P 500 Index: +11.03%

The Focus Fund (as represented by CCCNX) underperformed its primary benchmark, the AMZ, by 0.31% during the first quarter. The Fund outperformed the AMNA, the Fund's secondary benchmark that, like the Fund, consists of both partnerships and C corps, by 0.59%.

Contributors

•  Stock selection was the primary driver of outperformance vs. the benchmark during the Fund's first fiscal quarter.

•  The largest contributor to the Fund's outperformance was stock selection within a group of natural gas companies.

o  The Fund's relative overweight to MPLX LP (NYSE: MPLX) was the largest individual contributor during the first quarter and helped drive the strong performance within the natural gas group.

•  Other positive group contributors included the Fund's underweight allocation to a group of independent Canadian companies and the Fund's ownership of a single energy transition security.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Detractors

•  The biggest detractor was stock selection within a group of crude oil-focused companies.

o  The Fund's relative overweight to PAA was the largest negative detractor during the first fiscal quarter and was a major driver of the negative contribution from the crude oil group.

Fiscal Second Quarter (January – March 2022)

The first quarter of 2022 (the Fund's fiscal second quarter) focused less on market impacts and shifted towards concerns pertaining to the Russian invasion of Ukraine. The U.S. crude oil benchmark West Texas Intermediate (WTI) priced north of $100 per barrel (bbl) on March 31, or up 26.60% on the quarter. Midstream equities lagged oil and other broader energy indexes during the first quarter—the Alerian Midstream Energy Index (AMNA) and the Alerian MLP Index (AMZ) generated total returns of +23.95% and +18.81%, respectively, but outperformed the broader market,1 which generated -4.60% total return.2

As for the energy infrastructure markets, the events in Ukraine brought the theme of energy security to the forefront globally. The responses by governments and corporations to enforce and/or comply with the wave of sanctions on Russian energy companies exacerbated already tight supply-demand fundamentals that largely persisted throughout 2022.

Fiscal Second Quarter Performance Summary: Total Return

•  Focus Fund (CCCNX): +20.74%

•  Alerian Midstream Energy Index (AMNA) Index: +23.95%

•  Alerian MLP Index (AMZX) Index: +18.81%

•  S&P 500 Index: -4.60%

The Focus Fund (as represented by CCCNX) underperformed the AMNA Index, that, like the Fund, consists of both partnerships and C corps by 3.21% during the first quarter. The Fund outperformed the AMZ Index, another energy infrastructure benchmark that primarily owns partnerships, by 1.93%.

Contributors (vs. the AMNA Index)

•  The Fund's positioning in a group of natural gas gathering & processing ("G&P") companies was the largest positive group contributor vs. the AMNA during the first quarter.

o  The Fund's relative overweight to Targa Resources Corp. (NYSE: TRGP) was the largest positive individual contributor to the Fund's performance vs. the AMNA during Q1, continuing its run as a strong positive attributor to Fund performance.

•  The Fund's relative underweight to a group of large Canadian companies was the second-largest positive group contributor to first quarter relative performance vs. the AMNA.

•  The Fund's ownership of two large MLPs, Energy Transfer LP (NYSE: ET) and Enterprise Products Partners LP (NYSE: EPD), were the second- and third-largest individual positive attributors to Fund performance vs. the AMNA.

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Detractors (vs. the AMNA Index)

•  The Fund's positioning in Equitrans Midstream Corporation (NYSE: ETRN) was the single-largest negative attributor to the Fund during the first quarter

o  ETRN received two negative rulings from the Fourth Circuit Court of Appeals regarding its Mountain Valley Pipeline (MVP) project. Although more risk to the pipeline being completed exists today than it did prior to the Court rulings, we still ultimately believe the pipeline will be completed, and as a result, believe value exists in ETRN shares.

•  As a result of ETRN's relative underperformance, the industry group to which it belongs, a group of natural gas-focused companies, was the largest group detractor, contributing to approximately 85% of the Fund's underperformance vs. the AMNA during the first quarter.

•  The Fund's relative overweight to a group of refined products-focused companies was the second-largest group detractor during the first quarter.

Fiscal Third Quarter (April – June 2022)

Midstream equities were not immune to the recession fears that became more prominent late in the second quarter of 2022 (the Fund's fiscal third quarter), with the Alerian Midstream Energy Index generating total return of -8.64% on the quarter. This negative performance came in spite of the U.S. benchmark crude oil spot price increasing by more than 5% over the same three months in response to ongoing structural undersupply and geopolitical uncertainty. Midstream equities did outperform broader markets, which returned -16.10% during the quarter, as measured by the total return of the S&P 500 Index.

From a fundamental perspective, the broad themes that had driven energy markets over the last several quarters persisted. Crude commodity prices remained elevated, as previously mentioned, as the European Union (EU) put forth a partial embargo on Russian oil. Russia continues to find alternate destinations for its re-routed liquids cargoes, particularly in Asia, preventing an acute shortage from becoming even sharper.

Fiscal Third Quarter Performance Summary: Total Return

•  Focus Fund (CCCNX): -9.11%

•  Alerian Midstream Energy Index (AMNA): -8.64%

•  Alerian MLP Index (AMZX): -7.38%

•  S&P 500 Index (SPX): -16.10%

The Focus Fund (as represented by CCCNX) underperformed the AMNA Index that, like the Fund, consists of both partnerships and C corps by 0.47% during the first quarter. The Fund underperformed the AMZ Index, another energy infrastructure benchmark that primarily owns partnerships, by 1.73%.

Contributors vs. the AMNA Index

•  Stock selection within a group of companies most exposed to gathering and processing in crude oil-oriented basins was a significant positive contributor on the quarter.

o  Most notably within this group, the Fund's underweight position in ONEOK, Inc. (NYSE: OKE) and overweight position in Western Midstream Partners LP (NYSE: WES) were the two largest single contributors on the quarter.

o  This performance was offset by negative contributions within the group from Targa Resources Corp. (NYSE: TRGP), Crestwood Equity Partners LP (NYSE: CEQP), and DCP Midstream LP (NYSE: DCP). However, overall stock selection within the group had a positive effect on attribution.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

•  Similarly, stock selection within a group of companies exposed to LNG was a positive contributor, exemplified by the contribution from the Fund's overweight position in Cheniere Energy, Inc. (NYSE: LNG) and relative underweight position in Tellurian, Inc. (NYSE: TELL). TELL is not a Fund holding.

Detractors vs. the AMNA Index

•  The Fund's positioning in Equitrans Midstream Corporation (NYSE: ETRN) was the single largest negative attributor to the Fund during the quarter.

o  ETRN continues to be mired in regulatory uncertainty after receiving negative court rulings in the first quarter regarding its Mountain Valley Pipeline project. Although we acknowledge risks to construction, we believe ETRN shares continue to reflect very little value ascribed to the project, and we believe significant upside potential exists if the project can re-obtain its permits and finish construction.

Fiscal Fourth Quarter (July – September 2022)

Midstream equities were generally flat during a choppy third quarter (the Fund's fiscal fourth quarter) replete with recession fears and weaker commodities, as the Alerian Midstream Energy Index generated total return of -0.98%. The slightly negative performance came despite weakening crude oil markets, with the U.S. benchmark crude oil spot price decreasing by 25% over the same three months. The Midstream Sector, as measured by the benchmark above, outperformed the broader markets, which returned -4.88% during the quarter, as measured by the total return of the S&P 500 Index.

Two largely opposing narratives have led to heightened volatility for midstream securities since the Federal Reserve Board meeting in early June 2021. The first—a positive for oil & gas fundamentals and for related equities—remains the numerous factors that threaten a very tight oil market should global demand return to pre-COVID levels in the near term. These factors include a lack of global investment in hydrocarbon supplies, low OPEC+ spare capacity, impending Russian sanctions, a potential stop to U.S. Strategic Petroleum Reserve releases, the potential elimination of China's Zero COVID policy in early 2023, and low global oil inventories.

The second narrative is the belief that the world is barreling headfirst into a recession, due in part to runaway inflation and the related central bank monetary policy tightening. Thus, markets fear that lower economic and industrial activity could send energy demand lower and, in turn, negatively impact oil and gas stocks.

Fiscal Fourth Quarter Performance Summary: Total Return

•  Focus Fund (CCCNX): +1.68%

•  Alerian Midstream Energy Index (AMNA): -0.98%

•  Alerian MLP Index (AMZX): +8.05%

•  S&P 500 Index (SPX): -4.88%

Contributors vs. the AMNA Index

•  The Fund's underweight allocation to the two Large Canadian companies, TC Energy Corporation (NYSE: TRP) and Enbridge, Inc. (NYSE: ENB), was the single-largest group contributor to outperformance vs. the AMNA Index in the third quarter.

•  The Fund's underweight to Pembina Pipeline Corporation (TSX: PPL) was the second-largest individual positive contributor during the quarter.

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

•  Stock selection within a group of gathering & processing (G&P) companies made it the second-largest group contributor during the quarter.

o  In particular, the Fund's underweight to ONEOK, Inc. (NYSE: OKE) and overweights to Western Midstream Partners LP (NYSE: WES) and Crestwood Equity Partners LP (NYSE: CEQP) were the largest contributors to this group's strong performance vs. the AMNA.

•  The Fund's positioning in Equitrans Midstream Corporation (NYSE: ETRN) was a large positive attributor to the Fund during the quarter.

o  Positive news regarding federal permitting reform and the focus on ETRN's Mountain Valley Pipeline project as a key conduit for evacuating Marcellus natural gas led to more than 20% outperformance for ETRN vs. the benchmark during Q3.

Detractors

•  The Fund did not have any statistically meaningful detractors during the quarter on either a group or individual level.

•  Two of the Canadian securities the Fund owned during the third quarter, AltaGas, Ltd. (TSX: ALA) and Keyera Corp. (TSX: KEY), were the largest negative individual contributors to the Fund's relative performance.

•  The two largest group detractors related to stock selection in a group of refined products companies and allocation to a single energy transition stock, Clearway Energy, Inc. (NYSE: CWEN).

1 As represented by the S&P 500 Index

2 Prices sourced via Bloomberg as of 3/31/22.

AVERAGE ANNUAL TOTAL RETURNS1

As of September 30, 2022	1 Year	5 Years	10 Years
Class A Shares (Excluding Sales Charges)	8.35%	-2.45%	-0.59%
Class A Shares (Including Sales Charges)	3.17%	-3.38%	-1.07%
Class C Shares (Excluding Sales Charges)	7.67%	-3.19%	-1.32%
Class C Shares (Including Sales Charges)	6.67%	-3.19%	-1.32%
Class I Shares (Legacy Class Y Shares)	8.78%	-2.21%	-0.33%
Alerian Midstream Energy Index	11.73%	N/A2	N/A2
Alerian MLP Index	19.56%	1.90%	0.66%
S&P 500 Index	-15.47%	9.24%	11.70%

1  All returns shown in USD. Class A, Class C and Class I Shares were incepted on December 31, 2010. Returns for Class I Shares prior to February 5, 2018 reflect the performance of the Predecessor Fund's Institutional Class Shares (defined below). As of the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast MLP Focus Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). As a result of the Reorganization, shareholders of the Predecessor Fund's Class A and Class C Shares received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund's Institutional Class Shares received Class Y Shares of the Fund. In addition, as a result of the Reorganization, the Fund's Class A and Class C Shares adopted the Predecessor Fund's Class A and Class C Shares' performance and accounting history, and the Fund's Class Y Shares adopted the Predecessor Fund's Institutional Class Shares' performance and accounting history. Performance information for the Fund's Class I Shares reflects the performance history of the Predecessor Fund's Institutional Share Class. On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of Center Coast Brookfield Midstream Focus Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On April 6, 2021, shareholders in the Legacy Class I Shares redeemed all shares. Following the close of business on April 30, 2021, the Fund's Class Y Shares (the "Legacy Class Y Shares") were renamed "Class I Shares" (the "Class I Shares"). The Fund's new Class I Shares adopted the Legacy Class Y Share's performance and accounting history.

2  Data for the Alerian Midstream Energy Index is unavailable prior to its inception date of June 25, 2018.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

The graph below illustrates a hypothetical investment of $10,000 in the Fund—Class I Shares for the ten years ended September 30, 2022 compared to the Alerian MLP Index and S&P 500 Index and from June 25, 2018 (inception of index) to September 30, 2022 compared to the Alerian Midstream Energy Index.

The table and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced. For periods prior to the Reorganization (defined below), performance shown including sales charge reflects the Class A maximum sales charge of 5.75% of the Predecessor Fund (defined below). For periods following the Reorganization, performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. Performance data excluding sales charge does not reflect the deduction of the sales charge and if reflected, the sales charge or fee would reduce the performance quoted. On purchases of Class A Shares, no sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on redemptions made within 18 months of the purchase. If imposed, the CDSC is based on the original cost of the shares redeemed. Class C Shares are subject to a CDSC of 1.00% when redeemed within 12 months of the purchase.

Mutual fund investing involves risk. Principal loss is possible. Investing in Master Limited Partnerships ("MLPs") involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund's investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase volatility. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

in buying or selling. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities.

Unlike most other open-end mutual funds, the Fund will be taxable as a regular corporation, or "C" corporation. Consequently, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, on a daily basis the Fund's net asset value per share ("NAV") will include a deferred tax expense (which reduces the Fund's NAV) or asset (which increases the Fund's NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund's deferred tax expense or asset is based on estimates that could vary dramatically from the Fund's actual tax liability/benefit and, therefore, could have a material impact on the Fund's NAV. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations.

Past performance is no guarantee of future results. The Center Coast Brookfield Midstream Focus Fund is managed by Brookfield Public Securities Group LLC.

The Fund is not required to make distributions and in the future could decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate it receives from the MLPs in which it invests. It is expected that a portion of the distributions will be considered tax deferred return of capital (ROC). ROC is tax deferred and reduces the shareholder's cost basis (until the cost basis reaches zero); and when the Fund shares are sold, if the result is a gain, it would then be taxable to the shareholder at the capital gains rate. Any portion of distributions that are not considered ROC are expected to be characterized as qualified dividends for tax purposes. Qualified dividends are taxable in the year received and do not serve to reduce the shareholder's cost basis. The portion of the Fund's distributions that are considered ROC may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions. An investment in the Fund may not receive the same tax advantages as a direct investment in the MLP. Because deferred tax liability is reflected in the daily NAV, the Fund's after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

As of the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast Midstream Focus Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). The Fund is a newly created series of Brookfield Investment Funds, which has the same investment objective and substantially similar investment strategies and policies as the Predecessor Fund. As a result of the Reorganization, shareholders of the Predecessor Fund's Class A and Class C Shares received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund's Institutional Class Shares received Class I Shares of the Fund. In addition, as a result of the Reorganization, the Fund's Class A and Class C Shares adopted the Predecessor Fund's Class A and Class C Shares' performance and accounting history, and the Fund's Class I Shares adopted the Predecessor Fund's Institutional Class Shares' performance and accounting history.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On April 6, 2021, shareholders in the Legacy Class I Shares redeemed all shares. Following the close of business on April 30, 2021, the Fund's Class Y

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Shares (the "Legacy Class Y Shares") were renamed "Class I Shares" (the "Class I Shares"). The Fund's new Class I Shares adopted the Legacy Class Y Share's performance and accounting history.

The gross expense ratio in the prospectus dated January 28, 2022 is 1.50% for Class A Shares, 2.25% for Class C Shares and 1.25% for Class I Shares, as applicable to investors respectively.

The Fund's gross and net expense ratios excluding the current tax expense in the financial highlights of this report are as follows: Class A is 1.48% and 1.46%, Class C is 2.23% and 2.21% and Class I is 1.24% and 1.21%, respectively for the fiscal year ended September 30, 2022.

The Adviser has contractually agreed to waive and/or reimburse the Fund's expenses through February 2, 2023. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total return basis (AMZX).

The S&P 500 Index is an equity index of 500 widely held, large-capitalization U.S. companies.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings as of September 30, 2022.

Total return figures include the reinvestment of dividends and capital gains, and as the Fund is taxable as a "C" corporation performance is net of federal, state and local taxes paid by the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2022 and subject to change based on subsequent developments.

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Portfolio Characteristics (Unaudited)

September 30, 2022

Asset Allocation by Sector	Percent of Total Investments
Master Limited Partnerships
Pipeline Transportation | Petroleum	18.3%
Pipeline Transportation | Natural Gas	17.7%
Gathering & Processing	9.4%
Total Master Limited Partnerships	45.4%
Common Stocks
Gathering & Processing	26.1%
Pipeline Transportation | Natural Gas	12.1%
Liquefaction	10.7%
Pipeline Transportation | Petroleum	4.8%
Total Common Stocks	53.7%
Money Market Fund	0.9%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Cheniere Energy, Inc.	10.7%
Energy Transfer LP	9.4%
Enterprise Products Partners LP	8.3%
The Williams Companies, Inc.	8.1%
Targa Resources Corp.	7.9%
MPLX LP	7.8%
Western Midstream Partners LP	6.2%
Plains All American Pipeline LP	6.1%
Enbridge, Inc.	4.8%
TC Energy Corp.	4.7%

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Schedule of Investments

September 30, 2022

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 47.2%
Gathering & Processing – 9.8%
Crestwood Equity Partners LP	1,030,409	$28,614,458
Western Midstream Partners LP	2,261,938	56,910,360
Total Gathering & Processing		85,524,818
Pipeline Transportation | Natural Gas – 18.3%
Energy Transfer LP	7,739,504	85,366,729
Enterprise Products Partners LP	3,178,773	75,591,222
Total Pipeline Transportation | Natural Gas		160,957,951
Pipeline Transportation | Petroleum – 19.1%
Magellan Midstream Partners LP	863,820	41,040,088
MPLX LP	2,361,109	70,856,881
Plains All American Pipeline LP	5,267,383	55,412,869
Total Pipeline Transportation | Petroleum		167,309,838
Total MASTER LIMITED PARTNERSHIPS (Cost $422,986,929)		413,792,607
COMMON STOCKS – 55.8%
Gathering & Processing – 27.1%
AltaGas, Ltd. (u)	929,473	17,797,489
EnLink Midstream LLC	950,647	8,451,252
Equitrans Midstream Corp.	4,805,067	35,941,901
Keyera Corp. (u)	1,449,440	29,841,875
Targa Resources Corp.	1,192,675	71,966,009
The Williams Companies, Inc.	2,586,179	74,042,305
Total Gathering & Processing		238,040,831
Liquefaction – 11.1%
Cheniere Energy, Inc.	586,446	97,297,256
Pipeline Transportation | Natural Gas – 12.6%
DT Midstream, Inc.	642,050	33,315,975
ONEOK, Inc.	676,038	34,640,187
TC Energy Corp. (u)	1,059,255	42,677,384
Total Pipeline Transportation | Natural Gas		110,633,546
Pipeline Transportation | Petroleum – 5.0%
Enbridge, Inc. (u)	1,187,014	44,038,219
Total COMMON STOCKS (Cost $401,039,894)		490,009,852

See Notes to Financial Statements.

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Schedule of Investments (continued)

September 30, 2022

	Shares	Value
MONEY MARKET FUND – 0.9%
First American Treasury Obligations Fund, Class X, 2.87% (y)	8,061,522	$8,061,522
Total MONEY MARKET FUND (Cost $8,061,522)		8,061,522
Total Investments – 103.9% (Cost $832,088,345)		911,863,981
Liabilities in Excess of Other Assets – (3.9)%		(33,926,759)
TOTAL NET ASSETS – 100.0%		$877,937,222

The following notes should be read in conjunction with the accompanying Schedule of Investments.

LP  — Limited Partnership

(u)  — Foreign security or a U.S. security of a foreign company.

(y)  — The rate quoted is the annualized seven-day yield as of September 30, 2022.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Statement of Assets and Liabilities

September 30, 2022

Assets:
Investments in securities, at value (cost $832,088,345)	$911,863,981
Receivable for investments sold	344,507
Receivable for fund shares sold	262,851
Dividends and interest receivable	1,532,139
Prepaid expenses	98,056
Total assets	914,101,534
Liabilities:
Payable for fund shares purchased	348,954
Payable for current income taxes (Note 3)	8,307,485
Deferred income taxes (Note 3)	24,893,822
Distribution fees payable	1,258,480
Investment advisory fees payable, net (Note 4)	810,494
Accrued expenses	545,077
Total liabilities	36,164,312
Commitments and contingencies (Note 8)
Net Assets	$877,937,222
Composition of Net Assets:
Paid-in capital	1,873,220,721
Accumulated losses	(995,283,499)
Net assets applicable to capital shares outstanding	$877,937,222
Net Assets
Class A Shares — Net Assets	$234,277,244
Shares outstanding	57,721,549
Net asset value and redemption price per share	$4.06
Offering price per share based on a maximum sales charge of 4.75%	$4.26
Class C Shares — Net Assets	$122,758,378
Shares outstanding	35,904,846
Net asset value and redemption price per share	$3.42
Class I Shares — Net Assets	$520,901,600
Shares outstanding	122,858,600
Net asset value and redemption price per share	$4.24

See Notes to Financial Statements.

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Statement of Operations

For the Fiscal Year Ended September 30, 2022

Investment Income:
Dividends and distributions (net of foreign withholding tax of $1,459,640)	$63,580,438
Interest	61,933
Less return of capital on distributions	(44,304,044)
Total investment income	19,338,327
Expenses:
Investment advisory fees (Note 4)	10,811,813
Distribution fees — Class A	635,730
Distribution fees — Class C	1,497,536
Transfer agent fees	1,074,119
Fund accounting and sub-administration fees	461,312
Audit and tax services	214,791
Reports to shareholders	188,488
Trustees' fees	170,778
Legal fees	112,370
Insurance	103,261
Registration fees	75,540
Miscellaneous	71,365
Custodian fees	56,453
Interest expense	3,889
Total operating expenses	15,477,445
Less expenses waived by the investment adviser (Note 4)	(261,886)
Net expenses	15,215,559
Net investment income (before taxes)	4,122,768
Current income taxes (Note 3)	(16,469,380)
Net investment loss	(12,346,612)
Net realized gain (loss) on:
Investments	91,164,745
Foreign currency transactions	(8,519)
Net realized gain	91,156,226
Net change in unrealized appreciation (depreciation) on:
Investments	57,177,147
Foreign currency translations	(35,423)
Deferred income taxes (Note 3)	(24,893,822)
Net change in unrealized appreciation	32,247,902
Net realized and unrealized gain	123,404,128
Net increase in net assets resulting from operations	$111,057,516

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended September 30, 2022	For the Fiscal Year Ended September 30, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$(12,346,612)	$20,666,581
Net realized gain	91,156,226	83,316,892
Net unrealized appreciation	32,247,902	458,931,039
Net increase in net assets resulting from operations	111,057,516	562,914,512
Distributions to Shareholders:
From distributable earnings:
Class A shares	(15,303,886)	(20,873,279)
Class C shares	(10,545,573)	(18,638,358)
Class I shares	(38,911,500)	(61,951,618)
Legacy Class I shares (Note 1)	—	(10)
Total distributions	(64,760,959)	(101,463,265)
Capital Share Transactions (Note 6):
Subscriptions	216,540,156	258,847,563
Reinvestment of distributions	61,200,670	96,662,673
Redemptions	(562,336,887)	(501,655,655)
Net decrease in net assets from capital share transactions	(284,596,061)	(146,145,419)
Total increase (decrease) in net assets	(238,299,504)	315,305,828
Net Assets:
Beginning of year	1,116,236,726	800,930,898
End of year	$877,937,222	$1,116,236,726

See Notes to Financial Statements.

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Financial Highlights

	For the Fiscal Year Ended September 30,				For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class A	2022	2021	2020	2019	2018[2]	2017
Per Share Operating Performance:
Net asset value, beginning of period	$3.98	$2.48	$5.96	$7.21	$7.03	$8.23
Income from Investment Operations:
Net investment income (loss)[1]	(0.06)	0.06	(0.06)	(0.04)	(0.07)	(0.11)
Return of capital[1]	0.14	0.15	0.24	0.46	0.33	0.38
Net realized and unrealized gain (loss)[1,3]	0.26	1.63	(3.11)	(0.99)	0.43	(0.79)
Total from investment operations	0.34	1.84	(2.93)	(0.57)	0.69	(0.52)
Distributions to Shareholders:
From distributable earnings	(0.26)	(0.34)	—	(0.14)	(0.16)	—
From return of capital	—	—	(0.55)	(0.54)	(0.35)	(0.68)
Total distributions to shareholders*	(0.26)	(0.34)	(0.55)	(0.68)	(0.51)	(0.68)
Net asset value, end of period	$4.06	$3.98	$2.48	$5.96	$7.21	$7.03
Total Return†	8.35%	77.31%	-51.51%	-8.02%	10.26%[7]	-6.88%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$234,277	$238,520	$153,189	$362,375	$388,010	$369,684
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	3.21%	(0.15)%	2.96%	1.47%	1.47%[8]	1.44%
Before expense reimbursement/waivers, current and deferred tax expense	1.48%	1.50%	1.50%	1.47%	1.47%[8]	1.44%
Expense reimbursement/waivers	(0.02)%	(0.04)%	(0.04)%	(0.01)%	(0.01)%[8]	—%
Net of expense reimbursement/waivers and before current and deferred tax expense	1.46%	1.46%	1.46%	1.46%	1.46%[8]	1.44%
Deferred tax expense (benefit)[4,5]	—%	—%	—%	—%	—%[8]	—%
Total expense (benefit) before current tax expense	1.46%	1.46%	1.46%	1.46%	1.46%[8]	1.44%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	0.31%	0.16%	(0.12)%	(0.62)%	(1.13)%[8]	(1.39)%
Expense reimbursement/waivers	0.02%	0.04%	0.04%	0.01%	0.01%[8]	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	0.33%	0.20%	(0.08)%	(0.61)%	(1.12)%[8]	(1.39)%
Deferred tax benefit[5,6]	—%	—%	—%	—%	—%[8]	0.09%
Net income (loss) before current tax expense	0.33%	0.20%	(0.08)%	(0.61)%	(1.12)%[8]	(1.30)%
Portfolio turnover rate	61%	48%	80%	57%	35%[7]	32%

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

*  Distributions for annual periods determined in accordance with federal income tax regulations.

1  Per share amounts presented are based on average shares outstanding throughout the period indicated.

2  Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.

3  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

4  Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).

5  The deferred tax expense and deferred tax benefit are allocated based on average net assets.

6  Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

7  Not annualized.

8  Annualized.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Financial Highlights

	For the Fiscal Year Ended September 30,				For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class C	2022	2021	2020	2019	2018[2]	2017
Per Share Operating Performance:
Net asset value, beginning of period	$3.41	$2.17	$5.37	$6.61	$6.54	$7.75
Income from Investment Operations:
Net investment income (loss)[1]	(0.07)	0.04	(0.07)	(0.08)	(0.10)	(0.16)
Return of capital[1]	0.12	0.13	0.22	0.42	0.30	0.36
Net realized and unrealized gain (loss)[1,3]	0.22	1.41	(2.80)	(0.90)	0.38	(0.73)
Total from investment operations	0.27	1.58	(2.65)	(0.56)	0.58	(0.53)
Distributions to Shareholders:
From distributable earnings	(0.26)	(0.34)	—	(0.14)	(0.16)	—
From return of capital	—	—	(0.55)	(0.54)	(0.35)	(0.68)
Total distributions to shareholders*	(0.26)	(0.34)	(0.55)	(0.68)	(0.51)	(0.68)
Net asset value, end of period	$3.42	$3.41	$2.17	$5.37	$6.61	$6.54
Total Return†	7.67%	75.46%	-51.78%	-8.63%	9.31%[7]	-7.44%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$122,758	$160,638	$142,354	$470,088	$637,182	$660,663
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	3.78%	0.68%	3.50%	2.22%	2.22%[8]	2.19%
Before expense reimbursement/waivers, current and deferred tax expense	2.23%	2.25%	2.25%	2.22%	2.22%[8]	2.19%
Expense reimbursement/waivers	(0.02)%	(0.04)%	(0.04)%	(0.01)%	(0.01)%[8]	—%
Net of expense reimbursement/waivers and before current and deferred tax expense	2.21%	2.21%	2.21%	2.21%	2.21%[8]	2.19%
Deferred tax expense (benefit)[4,5]	—%	—%	—%	—%	—%[8]	—%
Total expense (benefit) before current tax expense	2.21%	2.21%	2.21%	2.21%	2.21%[8]	2.19%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	(0.45)%	(0.45)%	(0.87)%	(1.37)%	(1.88)%[8]	(2.14)%
Expense reimbursement/waivers	0.02%	0.04%	0.04%	0.01%	0.01%[8]	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	(0.43)%	(0.41)%	(0.83)%	(1.36)%	(1.87)%[8]	(2.14)%
Deferred tax benefit[5,6]	—%	—%	—%	—%	—%[8]	0.09%
Net income (loss) before current tax expense	(0.43)%	(0.41)%	(0.83)%	(1.36)%	(1.87)%[8]	(2.05)%
Portfolio turnover rate	61%	48%	80%	57%	35%[7]	32%

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

*  Distributions for annual periods determined in accordance with federal income tax regulations.

1  Per share amounts presented are based on average shares outstanding throughout the period indicated.

2  Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.

3  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

4  Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).

5  The deferred tax expense and deferred tax benefit are allocated based on average net assets.

6  Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

7  Not annualized.

8  Annualized.

See Notes to Financial Statements.

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Financial Highlights

	For the Fiscal Year Ended September 30,				For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class I (Note 1)	2022	2021	2020	2019	2018[2]	2017
Per Share Operating Performance:
Net asset value, beginning of period	$4.13	$2.56	$6.12	$7.36	$7.16	$8.34
Income from Investment Operations:
Net investment income (loss)[1]	(0.04)	0.08	(0.04)	(0.02)	(0.05)	(0.09)
Return of capital[1]	0.14	0.16	0.25	0.47	0.33	0.39
Net realized and unrealized gain (loss)[1,3]	0.27	1.67	(3.22)	(1.01)	0.43	(0.80)
Total from investment operations	0.37	1.91	(3.01)	(0.56)	0.71	(0.50)
Distributions to Shareholders:
From distributable earnings	(0.26)	(0.34)	—	(0.14)	(0.16)	—
From return of capital	—	—	(0.55)	(0.54)	(0.35)	(0.68)
Total distributions to shareholders*	(0.26)	(0.34)	(0.55)	(0.68)	(0.51)	(0.68)
Net asset value, end of period	$4.24	$4.13	$2.56	$6.12	$7.36	$7.16
Total Return†	8.78%	77.63%	-51.47%	-7.70%	10.35%[7]	-6.53%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$520,902	$717,079	$505,389	$1,469,712	$1,568,976	$1,490,129
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	2.68%	(0.42)%	2.51%	1.22%	1.22%[8]	1.19%
Before expense reimbursement/waivers, current and deferred tax expense	1.24%	1.25%	1.25%	1.22%	1.22%[8]	1.19%
Expense reimbursement/waivers	(0.03)%	(0.04)%	(0.04)%	(0.01)%	(0.01)%[8]	—%
Net of expense reimbursement/waivers and before current and deferred tax expense	1.21%	1.21%	1.21%	1.21%	1.21%[8]	1.19%
Deferred tax expense (benefit)[4,5]	—%	—%	—%	—%	—%[8]	—%
Total expense (benefit) before current tax expense	1.21%	1.21%	1.21%	1.21%	1.21%[8]	1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	0.55%	0.52%	0.13%	(0.37)%	(0.88)%[8]	(1.14)%
Expense reimbursement/waivers	0.03%	0.04%	0.04%	0.01%	0.01%[8]	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	0.58%	0.56%	0.17%	(0.36)%	(0.87)%[8]	(1.14)%
Deferred tax benefit[5,6]	—%	—%	—%	—%	—%[8]	0.09%
Net income (loss) before current tax expense	0.58%	0.56%	0.17%	(0.36)%	(0.87)%[8]	(1.05)%
Portfolio turnover rate	61%	48%	80%	57%	35%[7]	32%

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

*  Distributions for annual periods determined in accordance with federal income tax regulations.

1  Per share amounts presented are based on average shares outstanding throughout the period indicated.

2  Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.

3  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

4  Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).

5  The deferred tax expense and deferred tax benefit are allocated based on average net assets.

6  Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

7  Not annualized.

8  Annualized.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements

September 30, 2022

1.  Organization

Brookfield Investment Funds (the "Trust") was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of six separate investment series as of September 30, 2022. Center Coast Brookfield Midstream Focus Fund (the "Fund''), a series of the Trust, is a non-diversified open-end management investment company.

The Fund currently has three classes of shares: Class A, Class C and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A Shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On April 6, 2021, shareholders in the Legacy Class I Shares redeemed all shares. Following the close of business on April 30, 2021, the Fund's Class Y Shares (the "Legacy Class Y Shares") were renamed "Class I Shares" (the "Class I Shares"). The Fund's new Class I Shares adopted the Legacy Class Y Share's performance and accounting history.

Brookfield Public Securities Group LLC (the "Adviser"), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

The Fund's primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurance can be given that the Fund's investment objective will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Board has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2022

markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of September 30, 2022:

	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$413,792,607	$—	$—	$413,792,607
Common Stocks	490,009,852	—	—	490,009,852
Money Market Fund	8,061,522	—	—	8,061,522
Total Investments	$911,863,981	$—	$—	$911,863,981

For further information regarding security characteristics, see the Schedule of Investments.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2022

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. A distribution received from the Fund's investments in master limited partnerships ("MLP") generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund's taxable income (and earnings and profits), but those deductions may be recaptured in the Fund's taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund's shareholders may be taxable.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to more than one Fund in the Trust and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for class-specific expenses.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within "Transfer agent fees" in the Statement of Operations.

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2022

Distributions to Shareholders: The Fund's dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a variable rate on a quarterly basis. The distribution payments will be fixed each quarter to maintain a stable distribution rate for such quarter, after which the distribution rate will be adjusted on a quarterly basis at a rate that is approximately equal to the distribution rate the Fund receives from the MLPs and other securities in which it invests, including income, if any, without offset for the expenses of the Fund. The amount of the Fund's distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including return of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Fund's distributions also give consideration to the estimated future cash flows of investments held by the Fund. The Fund is not required to make such distributions and, consequently, the Fund could decide, at its discretion, not to make such distributions or not to make distributions in the amount described above because of market or other conditions affecting or relevant to the Fund.

Distributions, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary or qualified income) or distribution (return of capital). This estimate is based on the Fund's operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund's investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. For the fiscal year ended September 30, 2022, the Fund estimates that its distributions will be largely characterized as qualified dividend income. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2023.

The portion of the Fund's distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund's Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund's strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund's distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These differences between book-basis and tax-basis are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

New Accounting Pronouncements: In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. The Fund has evaluated this guidance and determined that it does not have a material impact on the accompanying financial statements; however, the Fund is still evaluating the potential impact to future financial statements.

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Fund's financial statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2022

3.  Federal Income Tax Information

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. The Fund's net deferred tax asset balance is continued to be completely offset by a full valuation allowance. The Fund is currently using an estimated tax rate of 1.37% for state and local tax.

The Fund's income tax provision consists of the following for the fiscal year ended September 30, 2022:

Current tax expense:
Federal	$15,558,854
State	910,526
Total current tax expense	$16,469,380
Deferred tax expense (benefit):
Federal	$46,841,745
State	2,772,232
Change in valuation allowance	(24,720,155)
Total deferred tax expense	$24,893,822

Total income tax expense (benefit) for the Fund differs from the amount computed by applying the federal statutory income tax rate of 21% net investment income (loss) and realized and unrealized gain (loss) on investments for the fiscal year ended September 30, 2022, as follows:

Amount
Application of statutory income tax rate	$32,008,352
State income taxes net of federal benefit	2,095,188
Effect of permanent & temporary differences	(887,100)
Ordinary income recapture	24,893,822
Change in valuation allowance	(24,720,155)
Return to provision	7,973,094
Total income tax expense	$41,363,201

The Fund is structured and taxed as a C Corporation, which requires estimation of taxable income and payment of any estimated taxes to the IRS. Estimates are made with the best information available, and are subject to change. The Fund's current income tax expense consists of ordinary income, taxed at the Fund's effective tax rate, which is primarily derived from depreciation recapture from its MLP investments. The Fund's taxable ordinary income for the fiscal year ended September 30, 2022, was in excess of all previous and current net operating losses, resulting in the current period tax expense of $16,469,380. The Fund is subject to limitations related to Federal tax rules for capital loss carryforwards, that do not allow the Fund to offset ordinary taxable income with capital loss carryforwards.

For the fiscal year ended September 30, 2022, the Fund's effective tax rate and the combined federal and state statutory tax rate was 22.37%.

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2022

Components of the Fund's deferred tax assets and liabilities as of September 30, 2022 are as follows:

Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$—
Capital loss carryforward (tax basis)	133,106,908
Valuation allowance	(103,539,333)
Total deferred tax assets	29,567,575
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(29,567,575)
Ordinary income recapture	(24,893,822)
Total deferred tax liabilities	(54,461,397)
Total net deferred tax liability	$(24,893,822)

To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund's assessment, it has determined that in the future it is more likely than not that the Fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. As of September 30, 2022, the Fund has determined that a valuation allowance of $103,539,333 was required as reflected in the table above.

In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund's MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset (liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.

From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.

Modifications of the Fund's estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund's NAV, which could be material. Such changes could have a material impact on the Fund's NAV and results of operations with respect to the Fund's shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established. Additionally, on a daily basis the Fund's NAV will include a deferred tax liability (which reduces the Fund's NAV) or asset (which increases the Fund's NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund's deferred tax liability or asset is based on estimates that could vary dramatically from the Fund's actual tax liability/benefit and, therefore, could have a material impact on the Fund's NAV. Changes to the Fund's portfolio may cause the Fund to dispose of its interests in MLPs, and as a result the Fund may experience recapture of past depreciation deductions and incur associated ordinary income. This income recapture

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2022

may be in excess of the Fund's operating losses, creating potential current income tax due for the Fund, even if disposals are made at a loss. Significant changes to the portfolio related to shareholder redemptions or changes in investment strategy have the potential to have a material effect on the amount of depreciation recapture incurred, and may result in material changes to the Fund's expected income tax liability.

The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of September 30, 2022, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

As of September 30, 2022, the Fund did not have any net operating loss carryforwards for federal income tax purposes.

As of September 30, 2022, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date:	Amount
9/30/2025	$594,901,619
Total	$594,901,619

As of September 30, 2022, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$673,915,973	$279,063,773	$(41,115,765)	$237,948,008

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income (loss) from MLP K-1s, which is treated as an increase (decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.

4.  Investment Advisory Agreement and Related Party Transactions

The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund's average daily net assets.

Pursuant to an operating expense limitation agreement (the "Expense Limitation Agreement"), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 1.46% for Class A Shares, 2.21% for Class C Shares and 1.21% for Class I Shares. The Expense Limitation Agreement will continue until at least February 2, 2023 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap as of February 2nd of each calendar year, provided that in the case of a termination by

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2022

the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreement, any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the annual expense cap in effect at the time the waivers and/or reimbursements occurred.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $1,305,807 of which $581,801, $462,120 and $261,886 will expire on September 30, 2023, September 30, 2024 and September 30, 2025, respectively. For the fiscal year ended September 30, 2022, the Adviser did not recoup any expenses.

The Fund has entered into an administration agreement ("Administration Agreement") with the Adviser and a sub-administration agreement with both the Adviser and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Sub-Administrator"). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. The Adviser does not receive any compensation for its administration services pursuant to the Administration Agreement and the Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.

5.  Purchases and Sales of Investments

For the fiscal year ended September 30, 2022, purchases and sales of investments, excluding short-term securities and U.S. Government securities, were $644,800,586 and $953,661,468, respectively.

6.  Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers three classes of shares of beneficial interest — "Class A" Shares, "Class C" Shares and "Class I" Shares.

The shares of each series or class participate equally in the earnings, distributions and assets of the particular series or class.

	2022[1]		2021[2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	8,887,017	$38,699,448	18,526,571	$63,224,386
Reinvestment of distributions	3,319,523	14,451,645	5,895,383	19,713,325
Redemptions	(14,463,348)	(62,025,075)	(26,245,247)	(91,507,810)
Net Decrease	(2,256,808)	$(8,873,982)	(1,823,293)	$(8,570,099)
Class C	Shares	Amount	Shares	Amount
Subscriptions	2,172,501	$8,112,774	4,986,804	$14,416,497
Reinvestment of distributions	2,723,432	10,043,063	6,224,774	17,894,969
Redemptions	(16,078,169)	(58,743,595)	(29,600,171)	(85,981,152)
Net Decrease	(11,182,236)	$(40,587,758)	(18,388,593)	$(53,669,686)

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2022

	2022[1]		2021[2]
Class I (Note 1)	Shares	Amount	Shares	Amount
Subscriptions	36,601,161	$169,727,934	53,025,816	$181,206,680
Reinvestment of distributions	8,130,981	36,705,962	17,136,177	59,054,369
Redemptions	(95,349,486)	(441,568,217)	(94,080,997)	(324,166,519)
Net Decrease	(50,617,344)	$(235,134,321)	(23,919,004)	$(83,905,470)
Legacy Class I (Note 1)	Shares	Amount	Shares	Amount
Subscriptions	—	$—	—	$—
Reinvestment of distributions	—	—	3	10
Redemptions	—	—	(48)	(174)
Net Decrease	—	$—	(45)	$(164)

1 For the Fiscal Year Ended September 30, 2022.

2 For the Fiscal Year Ended September 30, 2021.

7.  Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of September 30, 2022 for the Trust is $100,000,000. The Trust pays interest in the amount of the U.S Prime Rate less 0.25% on the amount outstanding. Advances under the credit facility are collateralized by a first-priority lien against the Fund's assets, will be made at the sole discretion of the Bank and would be for a maximum of forty-five days.

During the fiscal year ended September 30, 2022, the Fund utilized the credit facility for three days and had an outstanding average daily loan balance of $8,966,333. The maximum amount outstanding during the fiscal year was $26,358,000 and the interest expense amounted to $3,889. For the fiscal year ended September 30, 2022, the average interest rate on the outstanding principal amount for the Fund was 5.20%. At September 30, 2022, the Fund did not have an amount outstanding on the credit facility.

8.  Commitments and Contingencies

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

9.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

On October 20, 2022 and November 17, 2022, the Fund paid a distribution in the amount of $0.0220 per common share.

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that other than the items listed herein, there are no additional events that require recognition or disclosure in the financial statements.

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Report of Independent Registered Public Accounting Firm

To the shareholders of Center Coast Brookfield Midstream Focus Fund and the Board of Trustees of Brookfield Investment Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Center Coast Brookfield Midstream Focus Fund (the "Fund"), a series of the Brookfield Investment Funds, including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period from December 1, 2017 through September 30, 2018, the years ended September 30, 2019, 2020, 2021, and 2022 and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period from December 1, 2017 through September 30, 2018, and the years ended September 30, 2019, 2020, 2021, and 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended November 30, 2017 was audited by other auditors whose report dated January 29, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers. Where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Chicago, Illinois
November 28, 2022

We have served as the auditor of one or more Brookfield Public Securities Group LLC's investment companies since 2011.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written Liquidity Risk Management Program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Fund's Line of Credit (discussed in Note 7—Credit Facility). The Board approved the appointment of the Adviser's Trade Management Oversight Working Group as the LRMP administrator (the "Program Administrator").

The Program Administrator is responsible for the general oversight of the LRMP, including, but not limited to, the following: (i) assessing, managing and periodically reviewing (but no less frequently than annually) the Fund's liquidity risk; (ii) overseeing the classification of the liquidity of the Fund's portfolio investments; (iii) reporting to the Board with respect to any highly liquid investment minimum shortfall; (iv) reporting to the Board with respect to illiquid investments in excess of the 15% limitation; and (v) providing an annual report to the Board on the adequacy of the LRMP and the effectiveness of its implementation, including the operation of the highly liquid investment minimum ("HLIM") for the Fund (if applicable), and any material changes to the LRMP.

To comply with Rule 22e-4 and its related liquidity data reporting requirements, the Adviser and the Fund have contracted with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"), to obtain, on a daily basis, access to underlying liquidity data for the Fund in an effort to oversee the daily liquidity and liquidity risk of the Fund, and facilitate Fund reporting on Forms N-PORT, N-CEN and N-LIQUID, as appropriate. The liquidity data received and used by the Program Administrator is produced by a third party vendor which is a leading provider of liquidity and pricing data and related services to the fund industry, including other clients for which the Sub-Administrator provides administrative services. Since the establishment of the LRMP, the Fund has consistently maintained a percentage of highly liquid assets that were significantly above 50%, based on the liquidity classification testing results obtained by the Program Administrator via the third party vendor. Therefore, the Fund is currently exempt from the HLIM requirement and considered to be a "primarily highly liquid fund," as defined in Rule 22e-4. An assessment will be conducted by the Adviser at each regular and off cycle review of liquidity classifications pursuant to the LRMP to determine the Fund's qualification for exemption from establishing an HLIM.

On August 25, 2022, as required by the LRMP and Rule 22e-4, the Program Administrator provided the Board with an annual written report (the "Report") addressing the operation of the LRMP and assessing the adequacy and effectiveness of its implementation during the period from July 1, 2021 through June 30, 2022 (the "Reporting Period"). During the Reporting Period, the Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, the Fund is not required to adopt, and has not adopted, an HLIM as defined in Rule 22e-4. The Fund did not experience any issues meeting shareholder redemptions at any time during the Reporting Period. In the LRMP, the Program Administrator stated that the LRMP operated adequately and effectively to manage the Fund's liquidity risk during the Reporting Period.

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of Brookfield Investment Funds (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust, considered and approved the continuation of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of its series, Center Coast Brookfield Midstream Focus Fund (the "Fund") and Brookfield Public Securities Group LLC (the "Adviser" or "Brookfield"), each for a successive one-year period at a telephonic1 meeting held on May 19-20, 2022 (the "Meeting").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brookfield provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Fund by Brookfield; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group and/or peer universe of the Fund, as applicable, including supplemental data independently prepared by Brookfield; (c) information on the profitability of Brookfield; (d) information relating to economies of scale; (e) information about Brookfield's general compliance policies and procedures and the services that it provides; (f) information on Brookfield's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of Brookfield that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board's decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by Brookfield. The Board noted that such services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that Brookfield provides office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Trustees of the Fund without compensation. The Board also noted that Brookfield is also responsible for the coordination and oversight of the Fund's third-party service providers. In addition to the quality of the advisory services provided by Brookfield, the Board considered the quality of the administrative and other services provided by Brookfield to the Fund pursuant to the Advisory Agreement.

In connection with the services provided by Brookfield, the Board analyzed the structure and duties of Brookfield's fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of Brookfield, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Trustees' experience and interaction with Brookfield, that: (i) Brookfield would continue to be able to retain high quality personnel; (ii) Brookfield has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) Brookfield has been responsive to requests of the Board; and (iv) Brookfield has kept the Board apprised of developments relating to the Fund and the industry in general.

1 On March 13, 2020, in response to the potential effects of coronavirus disease 2019 (COVID-19), the Securities and Exchange Commission (the "SEC") issued an order pursuant to its authority under Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act" or "Act") granting exemptions from certain provisions of that Act and the rules thereunder, including temporary exemptive relief from in-person board meeting requirements to cover the approval of advisory contracts. The SEC has provided temporary exemptive relief for registered management investment companies and any investment adviser or principal underwriter of such companies, in circumstances related to the current or potential effects of COVID-19, from the requirements imposed under sections 15(c) and 32(a) of the Investment Company Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) under the Investment Company Act that votes of the board of directors of the registered management investment company be cast in person. The relief is subject to conditions described in the SEC's order.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

The Board's conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable investment companies and accounts managed by Brookfield; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield; (vi) Brookfield's culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) Brookfield's reputation and its experience serving as an investment adviser and the experience of the teams of portfolio managers that manage the Fund, as well as its experience serving as an investment adviser to other investment funds and institutional clients. The Board also reviewed Brookfield's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Brookfield from effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fees and that the quality of services continues to be high.

THE PERFORMANCE OF THE FUND AND THE ADVISER. The Board, including the Independent Trustees, also considered the investment performance of the Adviser. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board considered the investment performance of the Fund in view of its importance to shareholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund and to an appropriate index or combination of indices identified by Broadridge ("Peer Universe"), as well as a focused peer group identified by Brookfield ("Peer Group"). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to each Fund's performance information since inception. The Board was provided with a description of the methodology used by Broadridge to select the funds included in the Peer Universe. At the Meeting, management discussed the methodology used by Brookfield to select the funds included in the Peer Group. The performance information was presented for the periods ended March 31, 2022. Class I performance relative to the median of the Fund's Peer Universe and Peer Group is described below, and for periods with performance that ranked below the median for the respective Peer Universe, the specific quintile rankings are also noted below with respect to the relevant periods of underperformance.

Center Coast Brookfield Midstream Focus Fund. The Board noted that the Fund's performance was above the median of its Peer Universe for the one- and two-year periods (in the second quintile for the one-year period and in the third quintile for the two-year period) and below the median for the three-, four-, five- and ten-year periods (in the fifth quintile for the three-, four- and five-year periods and in the fourth quintile for the ten-year period). The Fund outperformed its Broadridge Index for the one- and two-year periods, and underperformed the Index for the three-, four- and five-year periods. In addition, the Fund's performance was equal to the median of its Peer Group for the quarter ended March 31, 2022, equal to the median for the one-year period, and below the median for all other periods and since inception. The Fund underperformed its index for the quarter ended March 31, 2022 and for the three- and five-year periods, and outperformed its index for the one- and two-year periods.

THE COST OF THE ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to Brookfield pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Brookfield or its affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the management fees for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund's

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

expense group ("Expense Group") and expense universe ("Expense Universe"), including rankings within each category, as determined by Broadridge. Brookfield identified the fund's eligible for inclusion in the Expense Group. In considering the reasonableness of the management fees to be paid by the Fund to Brookfield, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board also considered the level of fee waivers and expense reimbursements, as applicable, and the net expense caps contractually agreed upon by Brookfield with respect to the Fund. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Brookfield was providing services at a cost that was competitive with other, similar funds. The Fund's fee and expense rankings are discussed below relative to the median of the applicable expense grouping. A Fund with fees and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a Fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. For those Funds whose fees or expenses were higher than the median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided by Broadridge, in which case fund rankings are provided). For purposes of the quintile rankings, higher fees and expenses result in a higher quintile ranking, with the first quintile corresponding to low fees and expenses and the fifth quintile corresponding to high fees and expenses. Similarly, the fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping.

Center Coast Brookfield Midstream Focus Fund. The Board noted that the Fund's actual management fees were above the median of its Expense Group (ranked 6/10) and Expense Universe (ranked 38/47). The Fund's actual total expenses were above the median of its Expense Group (ranked 6/10) and below the median of its Expense Universe (ranked 23/47). The Board noted management's discussion regarding the Fund's expenses.

The Board was also asked to consider the management fees received by Brookfield with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, as applicable, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the higher demands placed on Brookfield's investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund; the greater entrepreneurial risk in managing the Fund; and the impact on Brookfield and expenses associated with the more extensive regulatory regime to which the Fund are subject in comparison to institutional or separately managed accounts.

The Board also considered Brookfield's profitability and the benefits Brookfield and its affiliates received from their relationship with the Fund. The Board received a memorandum and reviewed financial information relating to Brookfield's financial condition and profitability with respect to the services it provided to the Fund and considered how profit margins could affect Brookfield's ability to attract and retain high quality investment professionals and other key personnel. In this regard, the Board reviewed the Fund's profitability analysis addressing the overall profitability of Brookfield in connection with its management of the Brookfield Fund Complex,2 as well as its expected profits and that of its affiliates for providing administrative support for the Fund. In analyzing Brookfield's profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund, as well as the non-Fund and non-advisory business activities. The Board further noted that the methodology followed in allocating costs to each Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board also specifically noted that Brookfield had agreed to extend its contractual expense waiver for the Fund, in order to limit the Fund's net operating expenses. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.

2 The Brookfield Fund Complex is comprised of Brookfield Investment Funds (6 series of underlying portfolios), Brookfield Real Assets Income Fund Inc. (NYSE: RA), Oaktree Diversified Income Fund Inc. ("ODIF"), and Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) (the "Brookfield Fund Complex").

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

The Board concluded that Brookfield had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Fund with the high-quality services that it had provided in the past. The Board also concluded that the management fees were reasonable in light of the factors discussed above.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Trustees, considered whether shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board noted, however, that although shareholders might benefit from lower operating expenses as a result of an increasing amount of assets spread over the fixed expenses of the Fund, the Fund's expense limitation agreement with the Adviser served to limit the Fund's expenses until the Fund had the opportunity to grow their assets. The Board concluded that the management fee structure was reasonable in light of the factors discussed above.

OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding Brookfield's brokerage and soft dollar practices. The Board considered that Brookfield is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits Brookfield derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Brookfield in return for allocating brokerage. The Board then considered other benefits that may be realized by Brookfield and its affiliates from their relationship with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to Brookfield and its affiliates by virtue of the advisory relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of Brookfield to the Fund.

CONCLUSION. After a full and complete discussion, the Board approved the Advisory Agreement for a successive one-year period. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Fund and the Fund's shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of the Fund.

Trustees of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee and Independent Chair of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC (the "Adviser") (2011-Present).	9
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002-Present); Lead Independent Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2021); Managing Partner of Federal City Capital Advisors (1997-2021).	9
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Chair of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Board Director of Gesher USA (2015-Present); Trustee of Nevada Museum of Art (2016-2018); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder and CEO of Capstak, Inc. (2014-2018); Chairman of Capstak, Inc. (2016-2018).	9
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Trustee, Chair of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2020	Director/Trustee of several investment companies advised by the Adviser (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Director of The Zweig Fund, Inc. and The Zweig Total Return Fund (2013-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2016-2019); Director of the Carlyle Group, TCG BDC, Inc. and TCG BDC II, Inc. (February 2021-Present).	9

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Interested Trustee
David W. Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served Since 2017	Director/Trustee of several investment companies advised by the Adviser (2017-Present); Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	9

2022 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2014

President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (2017-Present); Managing Director (2014-Present) and Assistant General Counsel (2010-2017) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since 2021

Treasurer of several investment companies advised by the Adviser (February 2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Vice President of the Adviser (2014-2021); Director of the Adviser (2021-Present).

Craig A. Ruckman* c/o Brookfield Place 250 Vesey Street, New York, New York 10281-1023 Born: 1977	Secretary	Served since 2022**

Secretary of several investment companies advised by the Adviser (October 2022-Present); Managing Director of the Adviser (October 2022-Present); Director of Allianz Global Investors U.S. Holdings LLC (2016-2022); Assistant Secretary of 63 funds in the Allianz Global Investors Fund Complex (2017-2020); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019-2022).

Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2017

CCO of several investment companies advised by the Adviser (2017-Present); Director of the Adviser (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).

Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014-2019).

* Interested person as defined by the Investment Company Act of 1940, as amended (the "1940 Act") because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.

** Craig A. Ruckman was appointed by the Board as the Secretary of the Fund on November 17, 2022.

1 The Fund Complex is comprised of Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

The Fund's Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2022 Annual Report

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CORPORATE INFORMATION

Investment Adviser

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-244-4859

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Trustees of the Fund

Edward A. Kuczmarski	Chair of Board of Trustees
William H. Wright II	Chair of Audit Committee
Heather S. Goldman	Chair of Nominating and Compensation Committee
Stuart A. McFarland	Trustee
David W. Levi	Trustee (Interested)

Officers of the Fund

Brian F. Hurley	President
Casey P. Tushaus	Treasurer
Craig A. Ruckman	Secretary
Adam R. Sachs	Chief Compliance Officer
Mohamed S. Rasul	Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Investment Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Stuart A. McFarland, Edward A. Kuczmarski and William H. Wright II each qualify as “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2022	FYE 9/30/2021
(a) Audit Fees	$68,600	$62,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$106,575	$99,750
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP (“Deloitte”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2022	FYE 9/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The aggregate fees billed by Deloitte for the fiscal years ended September 30, 2022 and September 30, 2021, for non-audit services rendered to the registrant and the registrant’s investment adviser and administrator were $265,575 and $249,750, respectively. For the fiscal years ended September 30, 2022 and September 30, 2021, these amounts reflect the amounts disclosed above in (b), (c) and (d), plus $159,000 and $150,000, respectively, in fees billed to the registrant’s investment adviser for non-audit services that did not relate directly to the operations and financial reporting of the registrant, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and administrator is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Investment Funds

By (Signature and Title)		/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	December 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	December 8, 2022

By (Signature and Title)		/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date:	December 8, 2022